Exhibit 99.1

Investor Presentation July 31, 2014

1 Information Related to Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 19 95. These include statements regarding future results or expectations. Forward - looking statements can be identified by forward - looking la nguage, including words such as “believes,” “anticipates,” “views,” “expects,” “estimates,” “intends,” “may,” “plans,” “projects,” “p ote ntial,” “prospective,” “will” and similar expressions, or the negative of these words. Such forward - looking statements are based on fact s and conditions as they exist at the time such statements are made. Forward - looking statements are also based on predictions as to f uture facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. Forwa rd - looking statements are further based on various operating and return assumptions. Caution must be exercised in relying on forward - lookin g statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. You should carefully consider these risks when you make a decision concerning an investment in our common stock or senior not es , along with the following factors, among others, that may cause our actual results to differ materially from those described in any for ward - looking statements: availability of, and our ability to deploy, capital; growing our business primarily through a strategy focused on ac quiring primarily private - label mortgage - backed securities (“MBS”) and agency - backed MBS; yields on MBS; investing in assets other than MBS or pur suing business activities other than investing in MBS; our ability to successfully implement our hedging strategy; our ability to r eal ize reflation on our private - label MBS; our ability to effectively migrate capital invested in private - label MBS to agency - backed MBS; the credit performance of our private - label MBS; our ability to potentially realize a higher return on capital reallocated to agency - backed MBS; curren t conditions and adverse developments in the residential mortgage market and the overall economy; job growth; home price stabilization and app rec iation; potential risk attributable to our mortgage - related portfolios; impacts of regulatory changes, including actions taken by the SE C, the U.S. Federal Reserve and the U.S. Treasury and changes affecting Fannie Mae and Freddie Mac; failure of sovereign or municipal ent iti es to meet their debt obligations or a downgrade in the credit rating of such obligations; overall interest rate environment and changes in interest rates, interest rate spreads, the yield curve and prepayment rates; changes in anticipated earnings and returns; the amount and grow th in our cash earnings and distributable income; growth in our book value per share; our ability to maintain adequate liquidity; our use of le verage and dependence on repurchase agreements and other short - term borrowings to finance our mortgage - related holdings; the loss of our ex clusion from the definition of “investment company” under the Investment Company Act of 1940; our ability to forecast our tax attribu tes and protect and use our net operating loss carry - forwards and net capital loss carry - forwards to offset future taxable income and gains; cha nges in our business, acquisition, leverage, asset allocation, operational, hedging and financing strategies and policies; our ability an d w illingness to make future dividends; competition for investment opportunities and qualified personnel; our ability to retain key personnel; effe cts of litigation and contractual claims; changes in, and our ability to remain in compliance with, law, regulations or governmental policies affec tin g our business; risk from strategic ventures or entry into new business areas; failure to maintain effective internal controls; and the facto rs described in the sections entitled “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31, 2013 and other documents file d by the Company with the SEC from time to time. You should not place undue reliance on these forward - looking statements, which apply on ly as of the date of this presentation. We undertake no obligation to update or revise any forward - looking statement, whether written or oral, relating to matters discussed in this presentation, except as may be required by applicable securities laws.

2 Company Overview  Arlington Asset Investment Corp. (“AI” or the “Company”) is a principal investment firm focused on securitized residential mortgage assets - Invests in high quality liquid assets with predictable cash flows and substantial hedges - Attractive returns on invested capital - Internally - managed - Structured as a C - corp to optimize investment strategy and taxes  $183.1 million of net operating loss carry - forwards and $50.8 million net capital loss carry - forwards as of 12/31/13 (1)  Our hybrid investment portfolio is positioned to benefit from normalization of interest rates and the housing market - Portfolio consists of private - label and agency MBS  We expect to generate attractive risk adjusted returns with low leverage and offer growth potential in earnings and book value NYSE Ticker AI Share Price (7/28/14) $26.55 Market Cap ( 7/28/14) $525 million Total Assets (6/30/14) $3.43 billion Book Value P er Share (6/30/14) $31.51 (1) The NCL carry - forwards are available to offset taxable capital gains through 2014 , and the NOL carry - forwards will begin to expire in 2027 .

3 AI Has Delivered Strong Returns to Shareholders Total Shareholder Return (1) Differentiated Investment and Risk Management Approach Drives Strong Returns (1) Shows compounded return with dividends reinvested . Agency Peers include : NLY, AGNC, HTS, ARR, CYS, CMO and ANH . Hybrid Peers include : TWO, CIM, MFA, IVR, MTGE, NYMT, EFC, WMC, MITT, AMTG, DX, JMI, EARN, ZFC, OAKS and ORC . Source : Factset Annualized Returns YTD 1 Yr 3 Yr 5 Yr Arlington Asset Investment Corp 10.5% 15.4% 11.2% 106.9% Agency Peers 24.3 8.5 3.6 12.3 Hybrid Peers 17.2 16.2 6.0 11.8

4 Investment Highlights 1 2 3 4 Corporate structure provides flexibility and capital growth Strong, growing core income drives attractive risk adjusted return on capital High - quality, liquid MBS portfolio Differentiated investment approach drives consistent book value

5  Complementary hybrid portfolio comprised of ~$3.1 billion of high - quality, liquid securities - Floating rate private - label MBS in Re - Remic form backed by prime collateral - Hedged, prepayment protected agency securities  Portfolio and deposits comprise ~95% of total assets as of June 30, 2014 High - Quality, Liquid MBS Portfolio 1 (1) Agency MBS allocated capital is composed of MBS and its related interest receivable, repo, its related interest and derivative instruments, and its related deposits and cash . Private - label MBS allocated capital is composed of MBS and repo and its related interest . Investment Portfolio Allocated Capital (1)

6  Attractive agency MBS portfolio spreads in current environment - 100% selected for prepayment protections: 47% HARP, high LTV, low balance loan - 3 - month portfolio CPR of 5.67% with 106.2 cost and 106.4 fair market value (1)  Well hedged to protect against increasing interest rates as economic environment shifts - Mix of Eurodollar futures and 10 year Swaps - Seek to maintain neutral to negative net duration (1) As of 6/30/14.  Focus on Prime Jumbo & Alt - A securities at deep discounts - No subprime, no option arms - Improving credit performance, attractive yield, positive technicals Agency MBS Portfolio Private - Label MBS Portfolio High - Quality, Liquid MBS Portfolio (Cont’d) 1 Private-Label MBS Portfolio Statistics Face Value $424M Weighted Average Cost/Mark 54% / 74% Purchase Discount $168M Average Loan Size $544,574 Coupon 3.00% Orig FICO 724 Orig LTV 68% WALA 94 Credit Enhancement 0.3% 60+ Delinquency 15% 3 month Severity 32% 3 month CPR 11% as of 6/30/14

7 Private - label MBS Portfolio:  Jumbo Prime and Alt - A Loans - Higher home values and larger loan sizes (approximately $545K) - Prime borrowers with greater financial flexibility - Stronger demographics, higher incomes - More desirable / stable housing markets  Top 5 Largest MSAs (1) : - Los Angeles - Long Beach - Santa Ana, CA: 19.8% - San Francisco - Oakland - Fremont, CA: 10.6% - New York - Northern New Jersey - Long Island, NY - NJ - PA: 7.1% - Washington - Arlington - Alexandria, DC - VA - MD - WV: 6.4% - San Diego - Carlsbad - San Marcos, CA: 5.2%  9.3% HPA nationwide in May 2014 year - over - year  24 th consecutive month of year - over - year home price gains  Housing supply remains limited and demand remains strong (1) Source : Bloomberg (2) Source: The Standard & Poor's Case – Shiller Home Price Indices 1

8  Our investment approach resulted in low book value volatility despite significant increase in interest rates - Stable book value drives future earnings power  We achieved this by constructing a portfolio with current market conditions in mind - Attractive agency MBS portfolio selected for prepayment protections - Well hedged against increasing interest rates as economic environment shifts - Non - Agency portfolio purchased at a deep discount with improving credit performance - Low leverage of ~4x compared to Hybrid and Agency Mortgage REIT peers at ~5x to 7x Book Value Per Share Differentiated Investment Approach Drives Consistent Book Value 2

9  Growing core net income driven by a larger investment portfolio - Increased from $23.8 million for the quarter ended 6/30/13 to $24.4 million for the quarter ended 6/30/14 - Provides significant cash flow to service debt obligations  Strong growth in earnings potential driven by: - Full deployment of proceeds from our March 2014 equity raise - Redeployment of appreciated private - label capital to agency MBS opportunities - Internally - managed structure provides operating leverage - Ratio of core expenses to capital improved by approximately 50 bps post the March 2014 equity raise Operating Expenses as % of Avg. Equity Strong, Growing Core Income Drives Attractive Risk Adjusted Return on Capital 3

10  Our C - corp structure provides flexibility as we are not required to distribute taxable earnings to stockholders - Protects debt holders as cash earnings are available to service debt without any negative tax implications - Provides option to reinvest earnings and opportunistically benefit from market dislocation - Allows complete investment flexibility as we are not bound by any restrictions  Benefits stockholders by providing tax - advantaged dividend as we continue to utilize our net operating loss carry - forwards - 13% annualized dividend yield (1)(2) (18% adjusted annualized yield assuming 23.8% Federal income tax on C - corp.) (3) - $152 million of deferred tax asset value or $7.68 per share if all are realized (1) Based on the Company’s Class A common stock closing price on the NYSE of $ 26 . 55 on 7 / 28 / 2014 . (2) The annual dividend rate presented is calculated by annualizing the 2nd quarter of 2014 dividend payment of $0.875 per sh are of Class A common stock. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual divid end s in the future may differ materially from historical practice and from the annualized dividend rate presented. (3) The Company's dividends are eligible for the 23.8% federal income tax rate on qualified dividend income, whereas dividends p aid by REITs are generally subject to tax at ordinary income rates (currently at a maximum marginal federal rate of 43.4%). To provide the same after - tax return to a shareholder eli gible for the 23.8% rate on qualified dividend income and otherwise subject to the maximum marginal rate on ordinary income, a REIT would be required to pay dividends providing a 18% yield. Corporate Structure Provides Flexibility and Capital Growth 4

11 Conclusion 1 2 3 4 Corporate structure provides flexibility and capital growth Strong, growing core income drives attractive risk adjusted return on capital High - quality, liquid MBS portfolio Differentiated investment approach drives consistent book value

12 Appendix

13 Historical Balance Sheet (Dollars in thousands, except per share amounts) (Unaudited) ASSETS June 30, 2014 December 31, 2013 Cash and cash equivalents 26,954$ 48,628$ Receivables Interest 8,908 5,173 Other 212 212 Mortgage-backed securities, at fair value Available-for-sale 314,189 341,346 Trading 2,813,983 1,576,452 Other investments 2,057 2,065 Derivative assets, at fair value 2,556 8,424 Deferred tax assets, net 151,669 165,851 Deposits 109,680 45,504 Prepaid expenses and other assets 1,530 1,311 Total assets 3,431,738$ 2,194,966$ LIABILITIES AND EQUITY Liabilities: Repurchase agreements 2,666,251$ 1,547,630$ Interest payable 871 774 Accrued compensation and benefits 2,857 5,584 Dividend payable 17,348 14,630 Derivative liabilities, at fair value 80,487 33,129 Accounts payable, accrued expenses and other liabilities 1,292 1,391 Long-term debt 40,000 40,000 Total liabilities 2,809,106 1,643,138 Equity: Common stock 197 166 Additional paid-in capital 1,810,297 1,727,398 Accumulated other comprehensive income, net of taxes 49,848 53,190 Accumulated deficit (1,237,710) (1,228,926) Total equity 622,632 551,828 Total liabilities and equity 3,431,738$ 2,194,966$

14 Disclaimer : The numbers contained in the examples above are for illustrative purposes only and do not reflect Arlington Asset’s projections or forecasts . Any assumptions and estimates used may not be accurate and cannot be relied upon . Arlington Asset’s ROE for any given period may differ materially from these examples . The foregoing is not an example of, and does not represent, expected returns from an investment in Arlington Asset’s common stock . (1) Represents market value minus repo financing plus hedges, deposits and related net working capital . (2) Based on 6 / 30 / 2014 contract balances and estimated 2014 forward curve funding costs . (3) Excluding non - cash accretion, based on average market value during the 2 nd quarter of 2014 . Agency Portfolio Highlights At 6/30/14 ($mm) Private - label Portfolio Highlights At 6/30/14 ($mm) Market Value $2,814 Face Value $424 Repo Financing $2,608 Market Value $314 Capital Allocation (1) $274 Capital Allocation $256 Agency Portfolio Economics Private - label Portfolio Economics Expected Yield (w/ 5.0 CPR) 3.40% Cash Yield (3) 3.6% Cash Repo Cost 0.3% Cash Repo Cost 2.0% Hedge Cost (2) 1.70% Net Spread 1.40% Net Spread (3) 1.6% Target Leverage 8.0x Target Leverage 0.2x ROE 14.6% ROE (excluding appreciation) 3.9% Illustrative MBS Portfolio Returns

15  Served as a Director of AI since March 2007  From 2004 to 2007, Mr. Tonkel served as President and Head of Investment Banking at Friedman, Billings, Ramsey & Co., Inc.  Over 29 years experience J. Rock Tonkel, Jr President and Chief Executive Officer Kurt R. Harrington EVP and Chief Financial Officer Brian J. Bowers Chief Investment Officer and Portfolio Manager  Previously, Mr. Harrington was the EVP, Chief Financial Officer and Treasurer of FBR Capital Markets between 2000 and 2008  Over 35 years experience  Mr. Bowers joined the Company in 2000  Previously, he was the Chief Portfolio Strategist for BB&T Capital Markets and the Portfolio Manager/Plan Sponsor of CareFirst, Inc.  Over 29 years experience Experienced Management Team Through Numerous Cycles Management Interests Are Aligned With Investors As We Hold Significant Equity In Arlington